          This Amendment No. 1, dated as of November 21, 1995, is made and entered into by and among Greenfield Industries, Inc., a Delaware corporation ("Parent"), Rule Acquisition Corporation, a Massachusetts corporation and a wholly owned subsidiary of Parent ("Sub"), and Rule Industries, Inc., a Massachusetts corporation ("Rule"), and amends the Merger Agreement referred to below.

          WHEREAS, Parent, Sub and Rule previously have entered into a Merger Agreement dated as of August 11, 1995 (the "Merger Agreement");

          WHEREAS, Section 12.5 of the Merger Agreement provides that the Merger Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of Parent, Sub and Rule; and

          WHEREAS, Parent, Sub and Rule now wish to amend the Merger Agreement as provided herein;

          NOW, THEREFORE, Parent, Sub and Rule hereby agree as follows:

          SECTION 1. Definitions. Capitalized terms used and not defined in this
                     -----------
Amendment No. 1 shall have the respective meanings given to such terms in the Merger Agreement.

          SECTION 2. Amendments. Sections 11.1(b), (c) and (d) of the Merger
                     ----------
Agreement are hereby amended and restated in their entirety as follows:

     "(b) by Parent at any time after the date which is one hundred fifty (150) days from the date of this Agreement if any of the conditions provided for in Article VIII of this Agreement shall not have been met or waived prior to such date;

     "(c) by Rule at any time after the date which is one hundred fifty (150) days from the date of this Agreement if any of the conditions provided for in Article IX of this Agreement shall not have been met or waived prior to such date;

     "(d) at any time prior to the Effective Time by either Parent or Rule if the Merger shall not have been consummated by January 31, 1996."

          SECTION 3. Counterparts. This Amendment No. 1 may be executed in any
                     ------------
number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          SECTION 4. Governing Law. This Amendment No. 1 shall be governed by
                     -------------
and construed in accordance with the Laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws principles thereof.

          SECTION 5. Merger Agreement Remains in Effect. Except as provided
                     ----------------------------------
herein, all provisions, terms and conditions of the Merger Agreement shall remain in full force and effect. As amended hereby, the Merger Agreement is ratified and confirmed in all respects.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their duly authorized officers as of the day and year first above written.



                                       GREENFIELD INDUSTRIES, INC.


                                       By:/s/ Paul W. Jones
                                          ------------------------
                                         Name: Paul W. Jones
                                         Title: President & CEO



                                       RULE ACQUISITION CORPORATION


By:/s/ Gary L. Weller                  By:/s/ Paul W. Jones
   --------------------------             --------------------------
  Name: Gary L. Weller                   Name: Paul W. Jones
  Title: Treasurer                       Title: President


(SEAL)

                                       RULE INDUSTRIES, INC.


By: /s/ Gary M. Sable                  By: /s/ John A. Geishecker, Jr.
   --------------------------             ----------------------------
  Name: Gary M. Sable                    Name: John A. Geishecker, Jr.
  Title: Vice-President                  Title: Vice-President


(SEAL)

                                       2